Juanita M. Thomas Senior Assistant General Counsel

Mar 2, 2022

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re: Zurich American Life Insurance Company (“Zurich”)
ZALICO Variable Annuity Separate Account (“Registrant”)

Commissioners:

Zurich North America	Pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“Act”), Zurich, on behalf of the Registrant, is filing the accompanying notice regarding the internet availability of the annual reports, for the period ended December 31, 2021 (“Notice”), for portfolios (“Portfolios”) of the following underlying funds (“Funds”) in which corresponding subaccounts of the Registrant (“Subaccounts”) invest:

Direct: 573-754-4805 Mobile: (425) 417-5990 juanita.thomas@zurich.com

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

(File No. 811-07452)

The Alger Portfolios (File No. 811-05550)

BNY Mellon Investment Portfolios (File No. 811-08673)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (File No. 811-07044)

Deutsche DWS Investments VIT Funds (File No. 811-07507)

Deutsche DWS Variable Series I (File No. 811-04257)

Deutsche DWS Variable Series II (File No. 811-05002)

Janus Aspen Series (File No. 811-07736)

PIMCO Variable Insurance Trust (File No. 811-08399)

Zurich, on behalf of the Registrant, mailed the Notice to each owner of a variable annuity contract who had allocated contract value to a Subaccount investing in a Portfolio. Some of the Portfolios or Funds listed above may not be available under every contract offered through the Registrant. We understand that the Funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned at 573-754-4805 or juanita.thomas@zurich.com.

Sincerely,

Juanita M. Thomas
Senior Assistant General Counsel

Enclosure

[Contract Owner Address]	CONTROL #:

Important Reports to Shareholders of Fund Portfolios Available Under Your Contract Are Now Available Online and In Print by Request.

Dear Contract Owner:

The purpose of this letter is to advise you that the shareholder reports for Fund Portfolios that correspond to Subaccounts under your Contract are available for viewing online at:

dfinview.com/zalico/TAHD/ZALI00001

Please note that, if you previously signed up for electronic delivery of documents relating to your Contract, you may be receiving this letter because our email message to you was returned to us undeliverable. If this happened, your previous consent to electronic delivery has been canceled, and you will need to sign up again if you want electronic delivery to continue.

For a free paper copy of these shareholder reports, or to change your delivery preferences to paper, please call our Service Center at 1-800-449-0523, or visit the following website and make your selection: dfinreports.com/zalico

You will not receive a paper copy of a shareholder report unless you request one, which you may do at any time by following the instructions above. We encourage you to access and review the shareholder reports for the Fund Portfolios.

To sign up for electronic delivery of other documents pertaining to your Contract, such as prospectuses, please visit the following website, select the Electronic Delivery Communication Option, and complete the Consent to Electronic Delivery: dfinreports.com/zalico

Thank you.

Zurich American Life Insurance Company

Administrative office: 2000 Wade Hampton Blvd., Greenville, SC 29615-1064.

Securities are distributed by BFP Securities, LLC, 6 City Place, Suite 400, St. Louis, MO 63141